© Health Catalyst. Confidential and Proprietary. Note: This summary contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and our financial outlook for Q3 and FY 2025. See press release dated August 7, 2025, furnished as Exhibit 99.1 on a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 7, 2025 (the “Earnings Release”), for additional information about our forward-looking statements. (1) Growth percentages reference Year-over-Year performance. (2) See "Non-GAAP Financial Measures--Adjusted EBITDA" in the Earnings Release. (3) See 10-K filed on February 26, 2025, for a description of the definition of Platform Clients for 2025 and future year. (4) We have not provided forward-looking guidance for net loss, the most directly comparable GAAP measure, to Adjusted EBITDA, and therefore have not reconciled guidance for Adjusted EBITDA to net loss, because there are items that may impact net loss, including stock-based compensation, that are not within our control or cannot be reasonably forecasted. (5) We have not provided forward-looking guidance for net loss margin, the most directly comparable GAAP measure, to Adjusted EBITDA margin, and therefore have not reconciled guidance for Adjusted EBITDA margin to net loss margin, because there are items that may impact net loss, including stock-based compensation, that are not within our control or cannot be reasonably forecasted. (6) See 10-K filed on February 26, 2025, for a description of the calculation of Dollar-Based Retention (Tech + TEMS). (7) Comparison of Platform Clients as of June 30, 2025 relative to year end 2024 and calculated based on Technology Revenue. Health Catalyst Q2 2025 Financial Highlights, 2025 Guidance & Key Themes(1) • Total Revenue of $80.7M (+6%), exceeding Q2 2025 guidance of ~$80.5M; Technology Revenue of $52.9M (+11%) • Net Loss of $41.0M; no guidance was previously provided (includes $28.8 million of goodwill impairment) • Adj. EBITDA(2) of $9.3M (+24%, 12% Margin), above Q2 2025 guidance of ~$8M Q2 2025 Results Q3 & FY 2025 Guidance and Forward-Looking Commentary • Q3 2025 Total Revenue: ~$75M (-2%) • Q3 2025 Adj. EBITDA(4): ~$10.5M (+44%, 14% Margin(5)) • 2025 Total Revenue: ~$310M (+1%) • 2025 Adj. EBITDA(4): ~$41M (+57%, 13% Margin(5) – ~100 BP higher margin than previous expectation) • 2025 Dollar-Based Retention(6): Low-90s; of note: 98 of our 100 largest Platform Client relationships have been maintained(7) • 2025 net new Platform Clients(3): ~30 (+43%), with average ARR + non-recurring revenue range expected to be on the lower end of the $300k to $700k range Key Themes & Recent Updates • Medicaid & Research Funding Cuts Lead to HCAT Revenue Reduction: Funding cuts are likely a multi-year headwind and cause HCAT 2025 Revenue reduction from four factors: 1. platform clients pocketing Ignite savings (20+%) and fewer and smaller expansions (~five points); 2. HCAT proactive focus on restructuring services contracts to improve profitability (~two points); 3. Carevive life sciences delays (~one point); 4. lower next-year bookings for net new platform client contracts (~less than one point). • Momentum in Application Solutions: While we are seeing revenue pressures in two components of our offering, Platform Technology and Professional Services revenue, we are encouraged with the growth and profitability of Application Technology (>20% revenue growth in LTM June 30, 2025, with our highest profit margins). • Announced Restructuring Event: Includes meaningful non-headcount cost reductions and will also impact ~9% of our total workforce. We anticipate this restructuring plan and our updates to client contracts will improve Adj. EBITDA by over $40 Million on an annualized basis. • Confidence in Profitability Improvement Even with Macro Headwinds: Despite a meaningful reduction in revenue expectations, we are on track to deliver ~$41M of 2025 Adj. EBITDA in 2025, with run-rate annualized Adj EBITDA of $60M (~20% margin) in Q4 2025. • CEO Transition: Dan Burton will retire from CEO role as of June 30, 2026, after 15 years leading HCAT full-time, enabling him to pursue faith-based volunteer service opportunities with his wife; Nominating and Corporate Governance Committee will run a CEO search over the next several months.